Q4 2021 Results February 4, 2022

Q4 2021 Results Not for Product Promotional Use Forward Looking Statement and Non-GAAP Financial Information 2 This presentation contains statements about the Company’s future plans and prospects that constitute forward-looking statements for purposes of the safe harbor prov isions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated as a result of various important factors, including those discussed in the Company’s most recent annual report on Form 10-K and reports on Form 10-Q and Form 8-K. These documents are available on the SEC’s website, on the Bristol-Myers Squibb website or from Bristol-Myers Squibb Investor Relations. In addition, any forward-looking statements represent our estimates only as of the date hereof and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change. This presentation includes certain non-generally accepted accounting principles (GAAP) financial measures that we use to describe our company’s performance. The non-GAAP information presented prov ides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to rev iew our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measure are available on our website at bms.com/investors. Also note that a reconciliation of certain forward-looking non-GAAP financial measures, however, is not prov ided due to no reasonably accessible or reliable comparable GAAP measures for such statements and the inherent difficulty in forecasting and quantifying such measures that are necessary for such reconciliation. Namely, we are not able to reliably predict the impact of certain specified items or currency exchange rates beyond the next twelve months. As a result, the reconciliation of these non- GAAP measures to the most directly comparable GAAP measures is not available without unreasonable effort. In addition, the company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on our future GAAP results.

Not for Product Promotional Use Q4 2021 Results Giovanni Caforio Board Chair and Chief Executive Officer 3

2021 Performance

Operational Performance	**Robust commercial execution** • Q4 sales: ~$12.0B,+8% YoY; FY 2021 sales: ~$46.4B,+9% YoY • Strong double digit Non-GAAP EPS growth in Q4 & FY 21 • Continued momentum for Eliquis, I-O & demand growth for New Product Portfolio: Breyanzi & Abecma, Zeposia, & Reblozyl
Pipeline Execution	**Key milestones** • Deucravacitinib PsO filed in U.S., EU, & Japan; U.S. PDUFA September 10, 2022 • Zeposia UC EC approval • Clinical: Opdivo CM-816 EFS, milvexian (AHA), & Breyanzi 2L LBCL/CELMoDs in MM (ASH)

Financial Strength	**Strong 2021 results & 2022 outlook**
	• Balance sheet strength & strong cash flow generation
	    • $17B total cash as of YE
	    • Gross debt reduction of ~$6.1B
	    • 10.2% dividend growth: 13th consecutive annual increase
	    • $5B ASR to be executed in Q1’22 as part of $15B share repurchase authorization
	• 2022 guidance reflects Revenue & Non-GAAP EPS growth

Bristol Myers Squibb | Q4 2021 Results
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Delivered on Our 2021 Commitments

2021 Key Milestones			
Opdivo (+/- Yervoy)	U.S./EU expected approvals: ☑ 1L RCC (9ER, O+Cabometyx) ☑ 1L GC (649, O+Chemo) ☑ adj Eso (577) ☑ adj MIBC (274)	Abecma	☑ 4L+ MM U.S. approval[3] ☑ 4L+ MM EU approval
	☑ 1L Esophageal (CM-648)	iberdomide + dex	☑ 4L+ MM Ph 1b/2a
	☑ Opdivo return to annual growth	deucravacitinib	☑ PsO (2nd study) Ph3 ☑ U.S. filing ✗ UC Ph2 (POC)
relatlimab + nivolumab FDC	☑ 1L Melanoma w/Opdivo Ph3	Zeposia	☑ UC U.S. approval ☑ UC EU approval
Breyanzi	☑ 3L+ LBCL U.S. approval ☐ 3L+ LBCL EU approval[1]	cendakimab	☑ Initiation of Ph3 in EoE
	☑ 2L TE LBCL ☑ 2L TNE LBCL	milvexian (FXIa inhib.)	☑ Total Knee Replacement VTEp Ph2 (POC)
	☐ 3L+ CLL[2]	mavacamten	☑ oHCM U.S. filing ☐ oHCM U.S. approval[4]

[1] Expected in 2022
[2] Expected in 2023
[3] Approved after 4 prior lines of therapy
[4] PDUFA April 28, 2022

Milestones represent data read-outs unless otherwise specified
To be expanded to include regulatory milestones pending future registrational successes

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Portfolio Depth Provides Significant Near-term Catalysts

2022 Key Milestones

Opdivo (+/- Yervoy)	U.S./EU expected approvals: ☐ 1L ESCC (CM-648) ☐ Neo-adj lung EFS (CM-816) (U.S.)	**deucravacitinib**	☐ PsO U.S. approval ☐ SLE Ph2 (POC)
relatlimab + nivolumab FDC	☐ 1L melanoma U.S. approval ☐ Initiation 2L+ CRC Ph3	**cendakimab**	☐ AD Ph2 (POC)
bempeg	☐ 1L melanoma ☐ 1L renal ☐ 1L bladder	**mavacamten**	☐ oHCM U.S. approval ☐ SRT (VALOR) Ph3 ☐ Initiation nHCM Ph3
Breyanzi	☐ 2L LBCL U.S. approval ☐ 3L+ LBCL EU approval		
Abecma	☐ 2L+ MM (KarMMa-2) Ph2 (POC)	**milvexian**	☐ SSP Ph2 (POC)
iberdomide	☐ Initiation 2L+ MM Ph3 (EXCALIBER)		
CC-92480	☐ 4L+ MM Ph1/2		

2023/2024 Key Milestones

Opdivo (+/- Yervoy)	Metastatic: ☐ 1L CRPC (CM-7DX) ☐ 1L HCC (CM-9DW) Early Stage: ☐ Adj. HCC (CM-9DX) ☐ Adj. RCC (CM-914) ☐ Peri-adj Lung (CM-77T) ☐ Peri-adj MIBC (CM-078) ☐ Adj. NSCLC (ANVIL, co-op group)	**iberdomide**	☐ Initiation of Post transplant maintenance Ph3 H2H vs Rev ☐ Initiation of NDMM Ph3 H2H vs. Rev
		CC-92480	☐ Initiation triplet 2L+ MM Ph3
		Reblozyl	☐ 1L MDS (ESA naïve) COMMANDS Ph3 ☐ MF INDEPENDENCE Ph3
relatlimab + nivolumab FDC	☐ 1L melanoma EU approval ☐ Initiation of 1L Lung ☐ 2L HCC (POC)	**deucravacitinib**	☐ PsO EU approval ☐ PsA Ph3 ☐ CD & DLE Ph2 (POC) ☐ UC (IM011-127) Ph2 (POC)
bempeg	☐ Neo-adj. cis-ineligible MIBC		
Breyanzi	☐ 3L+ FL ☐ 3L+ CLL	**cendakimab**	☐ EoE Ph3
Abecma	☐ 3L+ MM (KarMMa-3) Ph3	**Zeposia**	☐ CD Ph3
CC-93269 BCMA TCE	☐ Initiation of pivotal trial	**mavacamten**	☐ HFpEF Ph2 EMBARK (POC)

Milestones represent data read-outs unless otherwise specified
To be expanded to include regulatory milestones pending future registrational successes

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Driving Growth Through the Decade



Growth 2020 - 2025
Low to mid-single digit revenue CAGR*
+$8B - $10B
+$10B - $13B
In-Line Brands
Primarily I-O & Eliquis
New Product Portfolio
($12B - $14B)
Key LOE Brands
Continuing Business
Maintain low to mid 40s operating margin**
2020 Revenues
2025 Revenues
Growth 2025 - 2029
Growth
LOE Brands
Primarily Eliquis & Opdivo
Additional growth from New Product Portfolio
Advancing Robust Pipeline
2025 Revenues
2029 Revenues

Additional Optionality from Disciplined Business Development

Key LOE Brands = Revlimid, Abraxane, Sprycel, and Pomalyst
Financial projections may contain non promoted sales, BMS promotes only according to label
*At constant exchange rates on a risk-adjusted basis; **Non-GAAP: There is no reliable or reasonable estimable comparable GAAP metric for this forward-looking information

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Not for Product Promotional Use David Elkins Chief Financial Officer 8 Q4 2021 Results

Q4 2021 Results Not for Product Promotional Use Net Sales $ in Billions Vs. Prior Year $3.3 1% $2.7 18% $2.0 11% $0.9 $0.9 2% $0.6 2% $0.5 16% $0.3 3% Strong performance in key franchises 9 Net Sales $ in Billions Vs. Prior Year $12.8 6% $10.8 17% $7.5 8% $3.3 5% $3.3 9% $2.1 1% $2.0 20% $1.2 5% FY 2021 SalesQ4 2021 Sales ▲ ▲ ▲ ▲ ▲ ▲ ▲ ▲ ▲ ▲ Total Q4 2021 Sales of $12.0B, up 8% vs PY Total FY 2021 Sales of $46.4B, up 9% vs PY --- ▲ ▲ ▲ ▲ ▲

Q4 2021 Results Not for Product Promotional Use US: Continued significant demand growth • Continued strong underlying demand & ~$100m inventory build vs. Q3 • ~13% TRx growth Q4 2021 Eliquis performance 10Rx Source: Symphony Health Significant future growth opportunity • Expect to continue to grow share within an expanding class International: Strong demand growth • Continues to be #1 OAC in key markets Global net sales up 18% in Q4, 17% for FY vs. PY 52% 57% 22% 18% 26% 25% Q4 2020 Q4 2021 TRx Share - US Other NOACs Warfarin Eliquis 61% 63% 13% 12% 26% 25% Q4 2020 Q4 2021 NBRx Share – US

Q4 2021 Opdivo performance

Global net sales up 11% in Q4, 8% for FY vs. PY

U.S.

- Accelerated growth (+16% vs. PY)
- 1L lung* shares in low double-digits
- Leadership position in 1L renal
- Strong initial adoption in Upper GI, adj. esophageal & GU in adj. bladder cancer

International

- Growth (+5% vs. PY) driven by increased demand in lung, new indications & expanded access

Future growth drivers include recent launches & approvals in 2022



Approx. U.S. Sales Mix
16%
24%
9%
27%
24%
NSCLC
RCC
Melanoma
Upper GI
All others
Approx. Ex-U.S. Sales Mix
20%
4%
30%
24%
22%

Note: percentages are approximate

*excluding EGFR/ALK patients

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Q4 2021 Results Not for Product Promotional Use Q4 2021 IMiD agents performance 12 $577 $584 $258 $270 Q4 2020 Q4 2021 Global net sales up 1% in Q4, 6% FY vs PY • U.S.: 3% driven primarily by triplet demand & longer treatment duration offset by fewer selling days • International: (2%) due to FX & generic competition in Canada Global net sales up 2% in Q4, 9% FY vs PY • Demand growth from new triplet regimens & use in earlier lines offset by fewer selling days in the U.S. Global Net Sales $2,197 $2,270 $1,083 $1,058 Q4 2020 Q4 2021 US Ex-US 2022 Expectations • Expect global sales of ~$9.5-$10B • Q1 global sales projected to be ~$2.5B

Advancing new product portfolio launches

2021 vs 2020 Global Net Sales



$1,083
$74
$73
$87
$134
$164
$551
$358
$55
$17
$12
$274
2020
2021
Reblozyl
Abecma
Zeposia
Breyanzi
Onureg
Inrebic

2022 upcoming launches:
mavacamten, relatlimab + nivolumab FDC, & deucravacitinib

Reblozyl (luspatercept-aamt)
- Revenues doubled compared to PY
- Continued demand increase offset by one-time inventory build in Q3 of ~$20-$25M
- Continue to secure reimbursement in international markets

Abecma (idecabtagene vicleucel)
- Continued robust demand
- Remain focused on capacity expansion
- Approved in Japan in January 2022

Breyanzi (lisocabtagene maraleucel)
- Increased demand driven by differentiated profile
- Opportunity to expand into earlier lines (2L LBCL)

ZEPOSIA (ozanimod)
- Momentum from MS launch
- #1 S1P modulator in written Rx in MS
- UC launch progressing well; focused on building demand & broadening access
- Approved for UC in EU in Q4 2021

ONUREG (azacitidine)
- Establishing profile in 1L AML response maintenance
- Focused on increasing adoption & patient adherence

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Q4 2021 Results Not for Product Promotional Use US GAAP Non-GAAP $ in billions, except EPS Q4 2021 Q4 2020 Q4 2021 Q4 2020 Total Revenues, net 12.0 11.1 12.0 11.1 Gross Margin % 80.3% 73.7% 80.3% 79.8% MS&A 2.4 2.7 2.4 2.5 R&D 2.6 3.8 2.6 2.5 Effective Tax Rate (27.7)% 4.1% 15.0% 15.5% Diluted EPS 1.07 (4.45) 1.83 1.46 Diluted Shares Outstanding (# in millions) 2,219 2,252 2,219 2,286 Q4 2021 Financial Performance 14

Q4 2021 Results Not for Product Promotional Use Significant financial flexibility to support a balanced approach to capital allocation 15 $B Q4 2021 Total Cash** ~$17.0B Total Debt ~$44.6B Net Debt Position ~$27.6B *Subject to Board approval **Cash includes cash, cash equivalents and marketable debt securities Committed to reducing debt • ~$6.1B in debt reduction in 2021 • Maintain strong investment-grade credit ratings Returning capital to shareholders • Continued dividend growth*; opportunistic share repurchases ✓ Increased dividend low double-digit in Dec 2021 ✓ $5B ASR to be executed in Q1 2022 as part of $15B share repurchase authorization Future innovation through business development • Strategically aligned • Scientifically sound • Financially attractive

2022 Guidance

	GAAP	Non-GAAP
Total Net Sales	**~$47.0B or low single-digit increase**	**~$47.0B or low single-digit increase**
Key LOE Brands[1]	~$10.5B or double-digit decline	~$10.5B or double-digit decline
Continuing Business	~$36.5B or low double-digit increase	~$36.5B or low double-digit increase
Gross Margin %	~78%	~78%
Operating Expenses	Approx. 10% decline	In-line with 2021
Tax Rate	~24%	~16.5%
Diluted EPS	**$3.37 - $3.67**	**$7.65 - $7.95**

Bristol Myers Squibb | Q4 2021 Results

[1]Key LOE Brands = Revlimid & Abraxane

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Q4 2021 Results Not for Product Promotional Use Q&A Giovanni Caforio, M.D. Board Chair, Chief Executive Officer David Elkins Executive VP, Chief Financial Officer 17 Chris Boerner, Ph.D. Executive VP, Chief Commercialization Officer Samit Hirawat, M.D. Executive VP, Chief Medical Officer, Global Drug Development

2022 Key News Flow

Asset	Timing
Opdivo Approval in 1L ESCC (CM-648)	U.S. PDUFA - May 28, 2022 MAA under review
Opdivo U.S. Approval in neo adj. lung EFS (CM-816)	2022
relatlimab + nivo FDC U.S. approval in 1L Melanoma	U.S. PDUFA - March 19, 2022 MAA under review
bempegaldesleukin 1L Melanoma 1L Renal Cell Carcinoma (RCC) 1L Muscle Invasive Urothelial Carcinoma	1H 2022
Breyanzi Approval in 3L+ LBCL	Approved in U.S. MAA under review
Breyanzi Approval in 2L LBCL	2022

Asset	Timing
deucravacitinib U.S. approval in mod to severe Psoriasis POETYK PSO-2	U.S. PDUFA - September 10, 2022 MAA under review
deucravacitinib Systemic Lupus Erythematosus Ph2 POC	1H 2022
mavacamten U.S. approval in Obstructive HCM (EXPLORER-HCM)	U.S. PDUFA - April 28, 2022 MAA under review
mavacamten Septal Reduction Therapy (VALOR)	2022
milvexian (FXIa inhib.) Ph 2 POC in SSP (+TKR in VTEp to inform Ph3)	Expect data in-house 1H 2022

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Active Clinical Development Portfolio

	Phase 1	Phase 2	Phase 3	Marketed
Oncology	AHR Antagonist (*Ikena*)[2]; Anti-NKG2A; IL-12 Fc; TIGIT Bispecific; Anti-CCR8; Anti-TIM3; MAGE A4/8 TCE[5]; TGFβ Inhibitor; Anti-CTLA-4 NF-Probody; AR LDD; motolimod; Anti-IL-8; CD3xPSCA (*GEMoaB*)[2]; STING Agonist	Anti-CTLA-4 NF; Anti-CTLA-4 Probody; Anti-Fucosyl GM1; Anti-TIGIT; BET Inhibitor[1] (CC-90010); farletuzumab - eribulin ADC; LSD1 Inhibitor[1]	bempegal-desleukin; linrodostat; subcutaneous nivolumab; relatlimab[1]	OPDIVO (nivolumab); YERVOY (ipilimumab)
Hematology	A/I CELMoD (CC-99282); BCMA NKE; BCMA NEX T; CD47xCD20; CK1α CELMoD; BCMA TCE; CD19 NEX T; Anti-SIRPα[1]; GSPT1 CELMoD (CC-90009); GPRC5D CAR T; BET Inhibitor[1] (CC-95775); BCMA ADC; ROR1 CAR T; CD33 NKE	A/I CELMoD (CC-92480); BET Inhibitor (BMS-986158); iberdomide		Revlimid; Breyanzi; Pomalyst (pomalidomide) capsules; Empliciti (elotuzumab); ONUREG (azacitidine); Reblozyl (luspatercept-aamt); INREBIC; Abecma (idecabtagene vicleucel)
Cardiovascular	FXIa Inhibitor; Cardiac Myosin Inhibitor; ROMK Inhibitor	danicamtiv; FA-Relaxin; milvexian (FXIa Inhibitor)	mavacamten	Eliquis apixaban
Immunology	Anti-CD40; TYK2 Inhibitor; IL2-CD25	branebrutinib; MK2 Inhibitor; afimetoran (TLR 7/8 Inhibitor); iberdomide; S1PR1 Modulator	deucravacitinib; cendakimab	ORENCIA (abatacept); ZEPOSIA (ozanimod)
Fibrosis	NME	HSP47; LPA_1 Antagonist		
Neuroscience	Anti-Tau (*Prothena*)[2]; BTK Inhibitor; FAAH/MGLL Dual Inhibitor; eIF2b Activator			
COVID-19		SARS-CoV-2 mAb Duo		

Data as of February 4, 2022

1 - In development for solid tumors and hematology;
2 - BMS has an exclusive option to license and/or option to acquire

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Our Commitment as a sustainable organization

<table>
<tr><th></th><th>Environment</th><th>Social</th><th>Governance</th></tr>
<tr><td>Key Priorities</td><td>Embracing environmental stewardship</td><td>Promoting product quality & safety
Cultivating diversity, equity & inclusion
Ensuring health equity, patient access & innovation</td><td>Maintaining highest ethics, integrity & compliance
Upholding Board oversight & accountability</td></tr>
<tr><td>Concrete Commitments</td><td>2024 • Science-based emissions reduction targets established
2030 • 100% renewable electricity
2040 • Net neutral GHG
• 100% EV fleet
• 100% equitable water use
• Zero waste to landfill</td><td>2021 • ≥ 25% new clinical trial sites in diverse metro areas
2022 • Gender parity at executive level
• 2X representation for Black/African American & Hispanic/Latino executives
2025 • $1B spend with diverse suppliers</td><td>• Experienced & diverse Board
– Board oversight of strategy & key enterprise risks
– 60% female & ethnically diverse directors
• Shareholder rights
– Regular shareholder engagement
– Proxy access
– Special meeting right (15%)</td></tr>
</table>

Bristol Myers Squibb™ | Q4 2021 Results

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